UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

SunEdison, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13828	56-1505767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Pearl Drive (City of O’Fallon)

St. Peters, Missouri 63376

(Address of principal executive offices, including Zip Code)

(636) 474-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

SunEdison Semiconductor, Inc. Financial Statements

SunEdison, Inc. (the “Company”) is filing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibits 99.1 and 99.2 to this Current Report. Exhibit 99.1 sets forth the audited December 31, 2012 and 2011 Combined Financial Statements and Unaudited June 30, 2013 and 2012 Interim Combined Financial Statements of the Company’s semiconductor materials business, SunEdison Semiconductor, Inc. (the “SunEdison Semiconductor Financial Statements”). Exhibit 99.2 sets forth the Notes related to the SunEdison Semiconductor Financial Statements.

The SunEdison Semiconductor Financial Statements were included in a Form S-1 Registration Statement filed by SunEdison Semiconductor, Inc. on September 9, 2013.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Description of Common Stock

The Company is filing under Item 8.01 of this Current Report on Form 8-K a description of its common stock in order to update such description that has been previously filed by the Company under the Exchange Act of 1934, as amended.

The following is a general description of the terms and provisions of our common stock and is based upon our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws, and applicable provisions of law, in each case as currently in effect on the date of this report. The following description is only a summary of the material provisions of our common stock and does not purport to be complete and is qualified in its entirety by reference to the provisions of the Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws. Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws have been filed as exhibits to this Current Report and are incorporated by reference herein.

General

The Company’s Amended and Restated Certificate of Incorporation authorizes it to issue 300,000,000 shares of common stock, $.01 par value per share.

Dividends

Subject to the preferences applicable to any outstanding shares of preferred stock, the holders of shares of the Company’s common stock are entitled to receive ratably any dividends or distributions declared by our board of directors out of the funds legally available for that purpose.

Liquidation

In the event of liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, each holder of shares of the Company’s common stock will be entitled to share ratably in any assets of the Company remaining after the payment of our debts and the expenses of liquidation, subject to the preferences applicable to any outstanding shares of preferred stock.

Other

The holders of shares of the Company’s common stock have no preemptive or preferential rights of subscription to any shares of any class of capital stock of the Company or any securities convertible into or exchangeable for shares of any class of capital stock of the Company. All issued and outstanding shares of the Company’s common stock are validly issued, fully paid and nonassessable.

Transfer Agent

The transfer agent and registrar for our common stock is Computershare Investor Services LLC.

Voting Rights

Holders of the Company’s common stock are entitled to one vote on each matter submitted to a vote at a meeting of holders for each share of common stock held of record by such holder as of the record date for such meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed on June 5, 2013, File No. 001-13828).

3.2	Amended and Restated By-Laws of the Company (incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K, filed on June 5, 2013, File No. 001-13828).

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Audited Combined Financial Statements and Unaudited Interim Combined Financial Statements of SunEdison Semiconductor, Inc. (Semiconductor Materials Business of SunEdison, Inc.)

99.2	Notes to Audited Combined Financial Statements and Unaudited Interim Combined Financial Statements of SunEdison Semiconductor, Inc. (Semiconductor Materials Business of SunEdison, Inc.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON, INC.

/s/ Martin H. Truong
Date: September 9, 2013	Name:	Martin H. Truong
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed on June 5, 2013, File No. 001-13828).

3.2	Amended and Restated By-Laws of the Company (incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K, filed on June 5, 2013, File No. 001-13828).

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Audited Combined Financial Statements and Unaudited Interim Combined Financial Statements of SunEdison Semiconductor, Inc. (Semiconductor Materials Business of SunEdison, Inc.)

99.2	Notes to Audited Combined Financial Statements and Unaudited Interim Combined Financial Statements of SunEdison Semiconductor, Inc. (Semiconductor Materials Business of SunEdison, Inc.)